John Hancock Life Insurance Company of New York

Attachment A

Broker Dealer

BROKER DEALER

1st Global Capital Corp.
A&F Financial Securities, Inc.
A.P. Securities, Inc.
Advest, Inc.

Advisory Group Equity Services, Ltd.
Aegis Capital Corp.
Allstate Financial Services, LLC
All-Vest Securities, Inc.
AM & M Investment Brokers, Inc.,
American Portfolios Financial Services, Inc.

Ameriprise Financial Services, Inc
Ameritas Investment Corp.
Atlantic Financial, LLC

AXA Advisors, LLC
Barriger & Barriger Incorporated
Bay Colony Securities Co. , Inc.

BB & T Investment Services, Inc.
BCG Securities, Inc.

Benjamin F. Edwards & Company, Inc.
Bernard Herold & Co., Inc.
Berthel, Fisher & Company Financial Services, Inc.
BG Worldwide Securities, Inc.
BNY Mellon Securities, LLC

Bodell Overcash Anderson & Co., Inc.
Brighton Securities Corp.
Bristol Financial Services, Inc.
Brokerageselect
Brookstone Securities, Inc.
Buckman, Buckman & Reid, Inc.
C & S Securities Corp.
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.

Cambridge Investment Research, Inc.
Cambridge Legacy Securities
Cantella & Co., Inc.
Capital Analysts, Inc.
Capital Brokerage
Capital Financial Services, Inc.
Capital Guardian, LLC
Capital Investment Group, Inc.

Capital One Investment Services LLC
CBIZ Financial Solutions, Inc.
CCO Investment Services Corp.
Centauraus Financial, Inc.
Centerre Capital, LLC
CES Insurance Agency, Inc.
CFD Investments, Inc.
Chase Investment Services Corp
Chelsea Financial Services
Citigroup Global Markets, Inc.
Clark Dodge & Co., Inc.

Community Investment Services, Inc.
Compass Securities Ins.
Comprehensive Asset Management and Servicing, Inc

BROKER DEALER

Coombe Financial Services, Inc

Cornerstone Institutional Investors, Inc.
CPI Capital
Crown Capital Securities, L.P.
CUNA Brokerage Services, Inc.
Curtis Securities, LLC
Delta Equity Services, Corp.
Detwiler Fenton & Co
Deutsche Bank Securities, Inc.
Di Giulio Financial Services, Inc.
Dinosaur Securities, LLC
Dominick & Dominick, LLC
Edward D. Jones, & Co., L.P.
Equity Services Inc.
Essex Financial Services, Inc.
Essex National Securities, Inc.
Essex National Securities, Inc.
Essex National Securities, Inc.
Essex National Securities, Inc.
Essex National Securities, Inc.
Essex National Securities, Inc.

Excel Securities & Associates, Inc.
Fairport Capital, Inc.

Financial Advisers of America LLC

Financial Network Investment Corp.
Financial Telesis, Inc.
Financial West Group
Fintegra, LLC
First Allied Securities, Inc.
First Allied Securities, Inc.
First Capital Equities, LTD
First Heartland Capital, Inc.
First Midwest Securities, Inc.
First Williston Corporation
Foresters Equity Services, Inc.
Fortune Financial Services, Inc.

Founders Financial Securities, LLC
FSC Securities Corporation
Fulcrum Securities, Inc
G.A. Repple & Company
Garden State Securities, Inc.
Gary Goldberg & Company, Inc.
GDC Securities, LLC

Geneos Wealth Management, Inc.

Genworth Financial Securities Corp
GFA Securities, LLC
Gilford Securities
Girard Securities, Inc.
Global Arena Capital Corp.
Great American Advisors, Inc.
Great American Investors, Inc.
GWN Securities, Inc.
H. Beck, Inc.

H.D. Vest Investment Securities, Inc.
Hamilton Cavanaugh Investment Brokers, Inc.
Harbor Financial Services, LLC
Hazard & Siegel, Inc.

BROKER DEALER

Henley & Company, LLC.
Highland Capital Securities, Inc.
HighTower Securities, LLC
Hornor, Townsend & Kent
HRC Investment Services, Inc.
HSBC Securities (USA), Inc.
Hudson Heritage Capital Management, Inc.
IBN Financial Services, Inc.
IDB Capital Corp.

Independent Financial Group, LLC
ING Financial Advisers, LLC.
ING Financial Partners , Inc.
ING Financial Partners, Inc.

International Financial Solutions, Inc.

Intervest International Equities Corp.
Invest Financial Corporation
Investacorp, Inc.
Investors Capital Corp.

Investors Security Company, Inc. (ISCI)
J J B Hilliard W L Lyons, Inc.
J.P. Turner & Company, L.L.C.
J.W. Cole Financial, Inc.
Janney Montgomery Scott, Inc.
JHS Capital Advisors
John James Investments, LTD.
Kern, Suslow Securities, Inc.
Key Investment Services, LLC
Key2Life Brokerage Inc.
KMS Financial Services, Inc.
Kovack Securities, Inc.
L & M Financial Services
L. M. Kohn and Company
Larimer Capital Corporations
Larson Financial Securities, LLC
LaSalle St. Securities, LLC
Leigh D. Baldwin & Co., Inc.
Leonard & Company
Lesko Securities Inc.
Leumi Investment Services, Inc.
Lifemark Securities Corp.

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corp.

Lincoln Investment Planning, Inc.
Lombard Securities, Inc.
Long Island Financial Group, Inc.
LPL Financial Corporation
M & T Securities, Inc.
M Holdings Securities, Inc.
M. Griffith, Inc.
Madison Avenue Securities, Inc.
Marlin Trading, Inc.
May Capital Group, LLC
McDonald Investments Inc.
Mercer Allied Company, LP
Merrill Lynch, Pierce, Fenner & Smith (MLPF&S)
Mesirow Financial, Inc.

BROKER DEALER

Metropolitan Life Insurance Company

Mid Atlantic Capital Corporation

MidAmerica Financial Services, Inc.
Mid-Atlantic Securities, Inc.
MMC Securities, Inc.
MML Investor Services, Inc.
Money Concepts Capital Corp.
Morgan Keegan & Company
Morgan Stanley Smith Barney LLC
Multi-Financial Securities Corp.
Mutual Funds Associates
MWA Financial Services, Inc.
National Planning Corporation
National Planning Corporation
National Securities Corporation
Nations Financial Group, Inc.

Nationwide Planning Associates, Inc.

Nationwide Securities LLC (aka NSLLC)
NDX Trading, Inc.
Nelson Securities, Inc.

New England Securities Corporation
New Horizons Asset Management Group, LLC.
Newbridge Securities Corp
Next Financial Group, Inc.
NFP Securities, Inc.
NIA Securities, LLC
North Ridge Securities Corp.
Northeast Securities, Inc.

Northern Lights Distributors, LLC
Northwestern Mutual Investment Services, LLC.
NPA Financial Services, Inc.
NYLife Securities Inc.
Obsidian Financial Group, LLC
Ogilvie Security Advisors Corp.
Ohanesian / Lecours, Inc
O’Keefe Shaw & Co., Inc.
Online Brokerage Services, Inc.
Oppenheimer & Co., Inc.
Oppenheimer & Co., Inc.
P & A Financial Securities, Inc.
Pacific West Securities, Inc.
Park Avenue Securities, LLC.
Parsonex Securities, Inc.
Partnervest Securities, Inc.

Paulson Investment Company, Inc.
Petersen Investments, Inc.

Phoenix Equity Planning Corporation
Pinnacle Investments, LLC

PlanMember Securities Corporation
Prime Capital Services, Inc.

Prime Vest Financial Services, Inc.

Princor Financial Services Corporation
Private Client Services, LLC

BROKER DEALER

Pro Equities, Inc.

Pro Integrity Securities, Inc.

Prospera Financial Services, Inc.
Pruco Securities Corp

Purshe Kaplan Sterling Investments
QA3 Financial Corp.
Quest Capital Strategies, Inc.
Questar Capital Corporation
R & W Brokerage, Inc.
R. Seelaus & Co., Inc
Rampart Financial Services, Inc.
Rampart Financial Services, Inc.
Raymond James Financial Services (fka I. M. & R, Inc.)
RBC Capital Markets Corp

RBC Capital Markets Corporation
RDM Investment Services, Inc.
Regal Securities, Inc.
Resources Horizons Group, LLC
Retirement Capital Group Securities, Inc.
RNR Securities, LLC.
Robb, P.J. Variable Corp.
Robert W. Baird
Rockwell Global Capital, LLC
Royal Alliance Associates, Inc.
S.C. Parker & Co., Inc.
Sage, Rutty & Co., Inc.

SagePoint Financial, Inc (formerly AIG Financial Advisors, Inc.)
Sandgrain Securities, Inc.

Saperston Asset Management Inc.
Saxony Securities, Inc.
Saybrus Equity Services, Inc.
Scott & Stringfellow, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
SEI Investments Distribution Co.
Sentinel Securities, Inc.
SIGMA Financial Corporation
Signator Investors, Inc.

Signature Securities Group Corporation
SII Investments Inc.
SMH Capital, Inc.
Sorrento Pacific Financial, LLC
Sorrento Pacific Financial, LLC
Source Capital Group, Inc.
Spire Securities, LLC
SSI Equity Services, Inc.

Stacey Braun Financial Services, Inc.

Stanley Laman Group Securities LLC
Sterling Monroe Securities, LLC

Sterne Agee Financial Services, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc.
Summit Equities, Inc.

BROKER DEALER

SunTrust Investment Services, Inc.

Symetra Investment Services, Inc.
Syndicated Capital, Inc.

TD Waterhouse Investor Services, Inc.
TFS Securities, Inc.
The F.I. Group, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The Leaders Group, Inc.

The Strategic Financial Alliance, Inc.

Thrivent Investment Management, Inc.
Timecapital Securities Corp.
Tower Square Securities, Inc.

Transamerica Financial Advisors, Inc.

Trevor, Cole, Reid & Monroe, Inc.
Triad Advisors, Inc.
Trubee, Collins & Co., Inc.
Trustmont Financial Group, Inc.
TWS Financial, LLC
UBS Financial Services, Inc.
United Financial Group, Ltd.
United Planners Financial Services of America
Univest Securities Inc. DBA Universal Financial Group
USA Financial Securities Corp.
USI Securities, Inc.

UVEST Investment Services
VALIC Financial Advisors, Inc.
Valmark Securities, Inc.
Vanderbilt Securities, LLC.
Vanguard Capital/VanCapital Insurance Agency

Vaughan & Company Securities, Inc.
VSR Financial Services Inc.
Waddell and Reed, Inc.
Wall Street Financial Group, Inc.
Walnut Street Securities, Inc.
Waterford Investor Services, Inc.
WBB Securities, LLC
Wedbush Morgan Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Westco Investment Corp.

Western International Securities, Inc.
White Mountain Capital, LLC
Wilbanks Securities, Inc.
Woodbury Financial Services, Inc.
Woodstock Financial Group, Inc.
World Equity Group, Inc.
World Group Securities, Inc.
WRP Investments, Inc.